UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 12, 2007

Electro Energy Inc.

(Exact name of registrant as specified in its charter)

Florida	0-51083	59-3217746

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Shelter Rock Road Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 797-2699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ELECTRO ENERGY INC.

July 13, 2007

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 12, 2007 the Board of Directors of Electro Energy, Inc. (the “Company”), based upon the recommendation of the Board’s Compensation Committee, approved an increase in the base salary of Michael E. Reed, the Company’s Chief Executive Officer and President, from $190,000 per year to $240,000 per year, effective July 7, 2007.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2007	ELECTRO ENERGY INC.

	By:	/s/ Timothy E. Coyne

Name: Timothy E. Coyne
Title: Chief Financial Officer